 Exhibit 99.1

NII HOLDINGS ANNOUNCES 2013 FOURTH QUARTER
AND YEAR-END RESULTS

•Full year 2013 net loss of 213,000 subscribers, resulting in an ending subscriber base of 9.5 million subscribers

•Full year 2013 consolidated operating revenues of $4.8 billion

•Full year 2013 consolidated adjusted operating income before depreciation and amortization
(adjusted OIBDA) of $324 million

RESTON, Va., February 28, 2014 - NII Holdings, Inc. [NASDAQ: NIHD] today announced its consolidated financial results for the fourth quarter and full year 2013. For the full year 2013, the Company reported a net loss of 213,000 subscribers, bringing its year-end subscriber base to 9.5 million, a 2 percent decrease from a year ago. Financial results for the full year 2013 included consolidated operating revenues of $4.8 billion, a 17 percent decrease compared to 2012; consolidated adjusted OIBDA, which excludes the impact of non-cash asset impairments, restructuring charges and other unusual items, of $324 million, a 66 percent decrease compared to 2012; and a consolidated operating loss of $511 million. For the full year 2013, the Company generated a net loss from continuing operations of $1.6 billion, or $9.36 per basic share. Capital expenditures were $883 million for the full year 2013.

For the fourth quarter of 2013, the Company reported a net loss of 247,000 subscribers. This level of subscriber loss reflects the combined impact of continuing challenges affecting the Company’s operations in Mexico and its decision to modify its deactivation policy for inactive prepaid subscribers, which resulted in a higher level of prepaid subscriber deactivations, particularly in Mexico. For the fourth quarter, the Company reported a net loss of 390,000 subscribers in Mexico. Financial results for the fourth quarter of 2013 include consolidated operating revenues of $1.1 billion, a consolidated adjusted OIBDA loss of $56 million, and a consolidated operating loss of $187 million.

“We are clearly disappointed with our operational performance in 2013, and we are taking actions to improve our business results, including the launch of Project Accelerate, a program designed to build the foundation for growth as we use our 3G networks to drive operational improvements in 2014,” said Steve Shindler, NII Holdings’ chief executive officer. “We are seeing early encouraging signs of growth in subscribers purchasing 3G services in Brazil, but have more work to turn around our business in Mexico as we continue to suffer customer losses in that market. We believe that as we enter 2014 with our best-in-class 3G networks, differentiated service, strong brand and improving portfolio of devices, we are in a much stronger position to compete effectively in our core markets.”

NII Holdings' consolidated average monthly service revenue per subscriber (ARPU) was $34 for the full year 2013, down from $42 in the prior year. The Company also reported consolidated average monthly churn of 3.1 percent for the full year 2013, a 61 basis point increase compared with the monthly churn rate for the full year 2012. Consolidated cost per gross add (CPGA) was $286 for the full year 2013, a $22 decrease from 2012.

The Company ended 2013 with $5.8 billion in total debt and $2.4 billion in consolidated cash and investments, resulting in $3.4 billion of net debt at year end.

The Company’s weaker operating performance, combined with its continued level of investment to generate growth has negatively impacted the Company’s outlook on the adequacy of its liquidity position for the long-term. While the Company believes it has adequate funding for 2014, the Company will have to significantly improve its operating performance and consider other options to enhance its liquidity position to meet its financial obligations and fund its business in 2015 and beyond. These concerns regarding the Company’s liquidity, in combination with the potential impact if the Company cannot satisfy certain financial covenants under its existing operating company debt obligations in 2014, raise questions about the Company’s ability to continue as a going concern under applicable accounting literature, which is reflected in the opinion of the Company’s independent registered public accounting firm included in the Company’s Annual Report on Form 10-K for 2013. Additional detail regarding these matters is included in the Company’s Annual Report on Form 10-K.

“While we are confident that we can improve our business over the long-term, our recent disappointing results have significantly impacted our liquidity position,” said Juan Figuereo, NII Holdings' executive vice president and chief financial officer. “As a result, we have a much shorter runway to implement our operational turnaround making it even more critical for us to deliver on our business plan for 2014 if we are to be successful. During 2013, we made progress on key financial initiatives, including the sale of towers in Brazil and Mexico and the sale of our Peru market. In 2014, we will continue to pursue other strategies to improve our liquidity, including strategic opportunities around Chile and Argentina.”

Taking into consideration the Company’s strategy for 2014, which reflects making investments to accelerate growth while balancing its need to preserve cash, the Company is providing limited guidance for the year. For 2014, the Company expects to grow its subscriber base and to invest between $600 million and $700 million in capital expenditures. The Company is not providing guidance on operating revenues, adjusted OIBDA or net subscriber additions at this time. However, considering the significant investments required to accelerate growth and acquire subscribers in 2014, the Company expects its full year consolidated adjusted OIBDA to be negative.

Additional information relating to NII Holdings' fourth quarter and 2013 results will be provided on the Company's earnings call on Friday, February 28, 2014 from 8:30 AM to 9:15 AM EST. The call is available via webcast, online at www.nii.com on the Investor Relations page or by phone at the numbers below.

Phone:
Domestic
1 800 743 9807 pass-code: NII HOLDINGS
International
+1 212 231 2908 pass-code: NII HOLDINGS
Please click here for additional Global Access Numbers
All participants are asked to dial in 10-15 minutes prior to the start of the conference call. If you are unable to participate, a rebroadcast of the conference call will be available for two weeks following the call. The call will also be available via webcast, online at www.nii.com on the Investor Relations page.
Conference Call Replay:
Domestic
1 800 633 8625 pass-code: 21701133
International
+1 402 977 9141 pass-code: 21701133

In addition to the preliminary results prepared in accordance with accounting principles generally accepted in the United States (GAAP) provided throughout this press release, NII Holdings has presented consolidated adjusted OIBDA, ARPU, CPGA and Net Debt. These measures are non-GAAP financial measures and should be considered in addition to, but not as substitutes for, the information prepared in accordance with GAAP. Reconciliations from GAAP results to these non-GAAP financial measures are provided in the notes to the attached financial table. To view these and other reconciliations of non-GAAP financial measures that the Company uses and information about how to access the conference call discussing NII Holdings' fourth quarter and full year 2013 results, visit the investor relations link at www.nii.com.

About NII Holdings, Inc.
NII Holdings, Inc., a publicly held company based in Reston, Va., is a provider of differentiated mobile communication services for businesses and high value consumers in Latin America. NII Holdings, operating under the Nextel brand in Brazil, Mexico, Argentina and Chile, offers fully integrated wireless communications tools with digital cellular voice services, data services, wireless Internet access and Nextel Direct Connect® and International Direct ConnectSM, a digital two-way radio. NII Holdings is a Fortune 500 and Barron's 500 company, and has also been named one of the best places to work among multinationals in Latin America by the Great Place to Work® Institute. The Company trades on the NASDAQ market under the symbol NIHD. Visit the Company's website at www.nii.com.
Nextel, the Nextel logo and Nextel Direct Connect are trademarks and/or service marks of Nextel Communications, Inc.
Visit NII Holdings' news room for news and to access our markets' news centers: nii.com/newsroom.
Safe Harbor Statement
"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. This news release includes “forward-looking statements” within the meaning of the securities laws. The statements in this news release regarding the business outlook, future performance and forward-looking guidance, as well as other statements that are not historical facts, are forward-looking statements. Forward-looking statements are estimates and projections reflecting management's judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. With respect to these forward-looking statements, management has made assumptions regarding, among other things, the Company’s ability to meet its business plans and maintain compliance with financial covenants under its existing operating company debt obligations, customer growth and retention, pricing, network usage, operating costs, the timing of various events, the economic and regulatory environment and the foreign exchange rates that will prevail during 2014. Future performance cannot be assured and actual results may differ materially from those in the forward-looking statements. Some factors that could cause actual results to differ include the risks and uncertainties relating to the impact on our financial results, not meeting our business plans or failing to meet our financial covenants on the required testing dates; the impact of more intense competitive conditions and changes in economic conditions in the markets we serve; the risk that our network technologies will not perform properly or support the services our customers want or need; the risk that customers in the markets we serve will not find our services attractive; potential reductions in the recorded value of our assets that may result from fluctuations in foreign currency exchange rates and, in particular, fluctuations in the relative values of the currencies of the countries in which we operate compared to the U.S. dollar; unexpected results of litigation; and the additional risks and uncertainties that are described in NII Holdings' Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as well as in other reports filed from time to time by NII Holdings with the Securities and Exchange Commission. This press release speaks only as of its date, and NII Holdings disclaims any duty to update the information herein.

Media Contacts:

NII Holdings, Inc.
1875 Explorer Street, Suite 1000
Reston, VA. 20190
(703) 390-5100
www.nii.com

Investor Relations: Tahmin Clarke
(703) 390-7174
tahmin.clarke@nii.com

Media Relations: Claudia Restrepo
(786) 251-7020
claudia.restrepo@nii.com

NII HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS AND THREE MONTHS ENDED DECEMBER 31, 2013 AND 2012
(in millions, except per share amounts)

	Year Ended December 31,		Three Months Ended December 31,
	2013	2012	2013	2012

Operating revenues Service and other revenues	$4,573.9	$5,465.1	$1,022.4	$1,318.2
Handset and accessory revenues	198.7	278.0	58.5	63.8
	4,772.6	5,743.1	1,080.9	1,382.0
Operating expenses Cost of service (exclusive of depreciation and amortization included below)	1,472.3	1,574.3	315.8	397.5
Cost of handset and accessory sales	911.6	829.9	254.3	195.8
Selling, general and administrative	1,913.5	2,167.6	478.3	560.7
Provision for doubtful accounts	116.6	217.3	40.2	87.3
Impairment and restructuring charges	171.1	329.8	23.8	306.4
Depreciation	634.2	601.8	138.0	164.7
Amortization	64.2	47.8	17.1	15.7
	5,283.5	5,768.5	1,267.5	1,728.1
Operating loss	(510.9)	(25.4)	(186.6)	(346.1)
Other income (expense) Interest expense	(539.2)	(365.5)	(144.3)	(98.2)
Interest income	43.4	33.9	18.6	8.5
Foreign currency transaction losses, net	(143.7)	(54.0)	(57.6)	(11.4)
Other expense, net	(13.0)	(28.3)	(4.4)	(6.1)
	(652.5)	(413.9)	(187.7)	(107.2)
Loss from continuing operations before income tax provision	(1,163.4)	(439.3)	(374.3)	(453.3)
Income tax provision	(446.0)	(158.2)	(371.3)	(23.1)
Net loss from continuing operations	(1,609.4)	(597.5)	(745.6)	(476.4)
Loss from discontinued operations, net of income taxes	(40.2)	(167.7)	(0.2)	(116.5)
Net loss	$(1,649.6)	$(765.2)	$(745.8)	$(592.9)

Net loss from continuing operations, per common share, basic and diluted	$(9.36)	$(3.48)	$(4.33)	$(2.77)
Net loss from discontinued operations, per common share, basic and diluted	(0.24)	(0.98)	—	(0.68)
Net loss, per common share, basic and diluted	$(9.60)	$(4.46)	$(4.33)	$(3.45)

Weighted average number of common shares outstanding, basic and diluted	171.9	171.5	172.0	171.7

CONSOLIDATED BALANCE SHEETS
(in millions, except par values)

	December 31, 2013	December 31, 2012
ASSETS
Current assets
Cash and cash equivalents	$1,733.8	$1,371.2
Short-term investments	585.8	204.8
Accounts receivable, less allowance for doubtful accounts of $61.3 and $108.7	522.5	674.5
Handset and accessory inventory	342.6	323.3
Deferred income taxes, net	127.4	175.7
Prepaid expenses and other	436.1	488.1
Assets held for sale	—	97.4
Total current assets	3,748.2	3,335.0
Property, plant and equipment, net	3,388.1	3,531.3
Intangible assets, net	993.7	1,125.4
Deferred income taxes, net	26.7	367.2
Other assets	523.3	463.9
Assets held for sale	—	400.3
Total assets	$8,680.0	$9,223.1
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$369.1	$424.2
Accrued expenses and other	972.5	969.8
Deferred revenues	128.2	144.1
Current portion of long-term debt	96.8	94.0
Deposits related to 2013 sale of towers	720.0	—
Liabilities held for sale	—	127.9
Total current liabilities	2,286.6	1,760.0
Long-term debt	5,696.6	4,765.5
Deferred revenues	11.3	14.0
Deferred tax liabilities	109.0	58.2
Other long-term liabilities	221.1	296.2
Liabilities held for sale	—	12.7
Total liabilities	8,324.6	6,906.6
Commitments and contingencies
Stockholders’ equity
Undesignated preferred stock, par value $0.001, 10.0 shares authorized — 2013 and 2012, no shares issued or outstanding — 2013 and 2012	—	—
Common stock, par value $0.001, 600.0 shares authorized — 2013 and 2012, 172.1 shares issued and outstanding — 2013, 171.7 shares issued and outstanding — 2012	0.2	0.2
Paid-in capital	1,504.3	1,483.1
(Accumulated deficit) retained earnings	(193.0)	1,456.6
Accumulated other comprehensive loss	(956.1)	(623.4)
Total stockholders’ equity	355.4	2,316.5
Total liabilities and stockholders’ equity	$8,680.0	$9,223.1

CONSOLIDATED CASH FLOW DATA
(in millions)

	Year Ended December 31,
	2013	2012
Cash and cash equivalents, beginning of year	$1,371.2	$2,310.7
Net cash (used in) provided by operating activities	(192.5)	353.2
Net cash used in investing activities	(177.6)	(1,055.2)
Net cash provided by (used in) financing activities	776.6	(238.3)
Effect of exchange rate changes on cash and cash equivalents	(56.2)	0.9
Change in cash and cash equivalents held for sale	12.3	(0.1)
Cash and cash equivalents, end of year	$1,733.8	$1,371.2

NII HOLDINGS, INC. AND SUBSIDIARIES
OPERATING RESULTS AND METRICS
FOR THE YEARS AND THREE MONTHS ENDED DECEMBER 31, 2013 AND 2012
(UNAUDITED)

NII Holdings, Inc.
(subscribers in thousands)

	Year Ended December 31,		Three Months Ended December 31,
	2013	2012	2013	2012
iDEN	7,747.2	9,497.5	7,747.2	9,497.5
WCDMA	1,742.1	204.5	1,742.1	204.5
Total subscribers units in commercial service (as of December 31)	9,489.3	9,702.0	9,489.3	9,702.0

iDEN	(925.0)	251.3	(464.5)	(220.8)
WCDMA	712.3	173.6	217.9	78.1
Total net subscriber (losses) additions	(212.7)	424.9	(246.6)	(142.7)

iDEN customer churn	3.20%	2.50%	4.06%	3.38%
WCDMA customer churn	2.48%	4.26%	2.66%	4.39%
Churn (%)	3.14%	2.53%	3.85%	3.40%

Average monthly revenue per handset/unit in service (ARPU) (1)	$34	$42	$31	$40

Cost per gross add (CPGA) (1)	$286	$308	$344	$315

Nextel Brazil
(dollars in millions, except ARPU and CPGA, and subscribers in thousands)

	Year Ended December 31,		Three Months Ended December 31,
	2013	2012	2013	2012
Operating revenues Service and other revenues	$2,109.3	$2,756.2	$468.0	$640.0
Digital handset and accessory revenues	98.7	146.2	34.6	32.3
	2,208.0	2,902.4	502.6	672.3
Operating expenses Cost of service (exclusive of depreciation and amortization included below)	767.9	909.9	163.5	210.8
Cost of digital handset and accessory sales	250.7	210.3	92.2	46.3
Selling, general and administrative	800.8	921.3	216.1	246.4
Provision for doubtful accounts	77.5	186.3	27.2	78.5
Segment earnings	$311.1	$674.6	$3.6	$90.3

iDEN	3,620.3	3,846.3	3,620.3	3,846.3
WCDMA	337.9	—	337.9	—
Total subscribers units in commercial service (as of December 31)	3,958.2	3,846.3	3,958.2	3,846.3

iDEN	(201.6)	(269.0)	(53.0)	(291.7)
WCDMA	313.5	—	123.1	—
Total net subscriber (losses) additions	111.9	(269.0)	70.1	(291.7)

iDEN customer churn	2.70%	2.99%	2.50%	4.69%
WCDMA customer churn	0.95%	—	1.17%	—
Churn (%)	2.64%	2.99%	2.42%	4.69%

ARPU (1)	$40	$49	$34	$47

CPGA (1)	$234	$256	$334	$293

Nextel Mexico
(dollars in millions, except ARPU and CPGA, and subscribers in thousands)

	Year Ended December 31,		Three Months Ended December 31,
	2013	2012	2013	2012
Operating revenues Service and other revenues	$1,832.7	$2,033.3	$406.4	$505.2
Digital handset and accessory revenues	40.0	76.3	7.6	15.6
	1,872.7	2,109.6	414.0	520.8
Operating expenses Cost of service (exclusive of depreciation and amortization included below)	484.4	413.5	114.6	123.3
Cost of digital handset and accessory sales	547.0	505.0	133.9	115.5
Selling, general and administrative	637.2	614.4	149.1	161.9
Provision for doubtful accounts	24.2	15.7	9.3	4.2
Segment earnings	$179.9	$561.0	$7.1	$115.9

iDEN	2,074.6	3,842.7	2,074.6	3,842.7
WCDMA	1,189.9	59.0	1,189.9	59.0
Total subscribers units in commercial service (as of December 31)	3,264.5	3,901.7	3,264.5	3,901.7

iDEN	(974.2)	169.2	(466.3)	14.4
WCDMA	337.0	37.2	76.2	26.3
Total net subscriber (losses) additions	(637.2)	206.4	(390.1)	40.7

iDEN customer churn	3.63%	2.06%	6.70%	2.08%
WCDMA customer churn	2.21%	0.44%	2.97%	0.39%
Churn (%)	3.46%	2.05%	5.59%	2.07%

ARPU (1)	$36	$40	$35	$39

CPGA (1)	$559	$435	$729	$455

Nextel Argentina
(dollars in millions, except ARPU and CPGA, and subscribers in thousands)

	Year Ended December 31,		Three Months Ended December 31,
	2013	2012	2013	2012
Operating revenues Service and other revenues	$575.5	$636.8	$131.7	$160.2
Digital handset and accessory revenues	60.9	48.4	15.6	12.8
	636.4	685.2	147.3	173.0
Operating expenses Cost of service (exclusive of depreciation and amortization included below)	140.4	187.6	18.4	43.2
Cost of digital handset and accessory sales	90.9	79.6	23.1	20.2
Selling, general and administrative	216.0	224.6	55.1	57.5
Provision for doubtful accounts	9.7	12.4	2.0	3.2
Segment earnings	$179.4	$181.0	$48.7	$48.9

iDEN	2,023.1	1,755.6	2,023.1	1,755.6
WCDMA	—	—	—	—
Total subscribers units in commercial service (as of December 31)	2,023.1	1,755.6	2,023.1	1,755.6

iDEN	267.5	367.4	58.0	63.1
WCDMA	—	—	—	—
Total net subscriber (losses) additions	267.5	367.4	58.0	63.1

iDEN customer churn	3.42%	2.33%	3.73%	3.16%
WCDMA customer churn	—	—	—	—
Churn (%)	3.42%	2.33%	3.73%	3.16%

ARPU (1)	$22	$29	$20	$27

CPGA (1)	$84	$118	$83	$107
(1) For information regarding ARPU and CPGA, see “Non-GAAP Reconciliations for the Years and Three Months Ended December 31, 2013 and 2012” included in this release.

NON-GAAP RECONCILIATIONS
FOR THE YEARS AND THREE MONTHS ENDED DECEMBER 31, 2013 AND 2012
(UNAUDITED)

Consolidated OIBDA and Consolidated Adjusted OIBDA

Consolidated operating income before depreciation and amortization, or OIBDA, represents operating income before depreciation and amortization expense. Consolidated adjusted operating income before depreciation and amortization, or adjusted OIBDA, represents consolidated operating income before depreciation expense, amortization expense, material non-cash asset impairments, severance costs associated with publicly announced restructuring plans and other material non-recurring or unusual charges. During the fourth quarter of 2012, we converted our consolidated OIBDA metric to a consolidated adjusted OIBDA metric to better align this metric with our business objectives. Consolidated OIBDA and consolidated adjusted OIBDA are not measurements under accounting principles generally accepted in the United States, may not be similar to consolidated OIBDA and consolidated adjusted OIBDA measures of other companies and should be considered in addition to, but not as substitutes for, the information contained in our statements of operations. We believe that consolidated OIBDA and consolidated adjusted OIBDA provide useful information to investors because they are indicators of our operating performance, especially in a capital intensive industry such as ours, since they exclude items that are not directly attributable to ongoing business operations. Consolidated OIBDA and consolidated adjusted OIBDA can be reconciled to our consolidated statements of operations as follows (in millions):

NII Holdings, Inc.

	Year Ended December 31,		Three Months Ended December 31,
	2013	2012	2013	2012
Consolidated operating loss	$(510.9)	$(25.4)	$(186.6)	$(346.1)
Consolidated depreciation	634.2	601.8	138.0	164.7
Consolidated amortization	64.2	47.8	17.1	15.7
Consolidated operating income (loss) before depreciation and amortization	187.5	624.2	(31.5)	(165.7)
Chile non-cash asset impairment charge	—	298.8	—	298.8
Other non-cash asset impairment charges	91.2	23.3	—	—
Reduction of asset retirement cost	(48.3)	—	(48.3)	—
Restructuring charges	79.8	7.6	23.8	7.6
Reserve for unfulfilled handset commitments	14.1	—	—	—
Consolidated adjusted operating income (loss) before depreciation and amortization	$324.3	$953.9	$(56.0)	$140.7

Average Monthly Revenue Per Handset/Unit in Service (ARPU)
Average monthly revenue per subscriber unit in service, or ARPU, is an industry term that measures service revenues, which we refer to as subscriber revenues, per period from our customers divided by the weighted average number of subscriber units in commercial service during that period. ARPU is not a measurement under accounting principles generally accepted in the United States, may not be similar to ARPU measures of other companies and should be considered in addition, but not as a substitute for, the information contained in our statements of operations. We believe that ARPU provides useful information concerning the appeal of our rate plans and service offerings and our performance in attracting and retaining high value customers. Other revenue includes revenues for such services as roaming, handset maintenance, cancellation fees, analog and other. ARPU can be calculated and reconciled to our consolidated statement of operations as follows (in millions, except ARPU):

NII Holdings, Inc.

	Year Ended December 31,		Three Months Ended December 31,
	2013	2012	2013	2012
	(unaudited)
Consolidated service and other revenues	$4,573.9	$5,465.1	$1,022.4	$1,318.2
Less: consolidated other revenues	(536.1)	(631.5)	(123.5)	(149.6)
Total consolidated subscriber revenues	$4,037.8	$4,833.6	$898.9	$1,168.6

ARPU calculated with subscriber revenues	$34	$42	$31	$40

ARPU calculated with service and other revenues	$39	$47	$35	$45

Nextel Brazil

	Year Ended December 31,		Three Months Ended December 31,
	2013	2012	2013	2012
	(unaudited)
Service and other revenues	$2,109.3	$2,756.2	$468.0	$640.0
Less: other revenues	(256.8)	(325.2)	(62.6)	(74.8)
Total subscriber revenues	$1,852.5	$2,431.0	$405.4	$565.2

ARPU calculated with subscriber revenues	$40	$49	$34	$47

ARPU calculated with service and other revenues	$45	$55	$40	$53

Nextel Mexico

	Year Ended December 31,		Three Months Ended December 31,
	2013	2012	2013	2012
	(unaudited)
Service and other revenues	$1,832.7	$2,033.3	$406.4	$505.2
Less: other revenues	(205.2)	(220.9)	(45.1)	(53.0)
Total subscriber revenues	$1,627.5	$1,812.4	$361.3	$452.2

ARPU calculated with subscriber revenues	$36	$40	$35	$39

ARPU calculated with service and other revenues	$40	$45	$39	$43

Nextel Argentina

	Year Ended December 31,		Three Months Ended December 31,
	2013	2012	2013	2012
	(unaudited)
Service and other revenues	$575.5	$636.8	$131.7	$160.2
Less: other revenues	(69.0)	(83.8)	(14.0)	(21.4)
Total subscriber revenues	$506.5	$553.0	$117.7	$138.8

ARPU calculated with subscriber revenues	$22	$29	$20	$27

ARPU calculated with service and other revenues	$25	$33	$22	$31

Cost per Gross Add (CPGA)
Cost per gross add, or CPGA, is an industry term that is calculated by dividing our selling, marketing and handset and accessory subsidy costs, excluding costs unrelated to initial customer acquisition, by our new subscribers during the period, or gross adds. CPGA is not a measurement under accounting principles generally accepted in the United States, may not be similar to CPGA measures of other companies and should be considered in addition, but not as a substitute for, the information contained in our statements of operations. We believe CPGA is a measure of the relative cost of customer acquisition. CPGA can be calculated and reconciled to our consolidated statements of operations as follows (in millions, except CPGA):

NII Holdings, Inc.

	Year Ended December 31,		Three Months Ended December 31,
	2013	2012	2013	2012
	(unaudited)
Consolidated handset and accessory revenues	$198.7	$278.0	$58.5	$63.8
Less: consolidated uninsured handset replacement revenues*	(17.5)	(19.7)	(4.5)	(5.3)
Consolidated handset and accessory revenues, net	181.2	258.3	54.0	58.5
Less: consolidated cost of handset and accessory sales	897.5	829.9	254.3	195.8
Consolidated handset subsidy costs	716.3	571.6	200.3	137.3
Consolidated selling and marketing	614.0	730.4	165.8	186.8
Costs per statement of operations	1,330.3	1,302.0	366.1	324.1
Less: consolidated costs unrelated to initial customer acquisition	(343.1)	(272.7)	(69.0)	(54.9)
Customer acquisition costs	$987.2	$1,029.3	$297.1	$269.2

Cost per Gross Add	$286	$308	$344	$315

* Excludes $14.1 million related to a charge for unfulfilled handset commitments that was recorded in the third quarter of 2013.

Nextel Brazil

	Year Ended December 31,		Three Months Ended December 31,
	2013	2012	2013	2012
	(unaudited)
Handset and accessory revenues	$98.7	$146.2	$34.6	$32.3
Less: uninsured handset replacement revenues*	(8.6)	(7.8)	(2.2)	(2.6)
Handset and accessory revenues, net	90.1	138.4	32.4	29.7
Less: cost of handset and accessory sales	236.6	210.3	92.2	46.3
Handset subsidy costs	146.5	71.9	59.8	16.6
Selling and marketing	207.7	262.7	65.0	65.3
Costs per statement of operations	354.2	334.6	124.8	81.9
Less: costs unrelated to initial customer acquisition	(40.0)	(25.6)	(6.2)	(1.1)
Customer acquisition costs	$314.2	$309.0	$118.6	$80.8

Cost per Gross Add	$234	$256	$334	$293

* Excludes $14.1 million related to a charge for unfulfilled handset commitments that was recorded in the third quarter of 2013.

Nextel Mexico

	Year Ended December 31,		Three Months Ended December 31,
	2013	2012	2013	2012
	(unaudited)
Handset and accessory revenues	$40.0	$76.3	$7.6	$15.6
Less: uninsured handset replacement revenues	(8.9)	(11.9)	(2.4)	(2.7)
Handset and accessory revenues, net	31.1	64.4	5.2	12.9
Less: cost of handset and accessory sales	547.1	505.0	133.9	115.5
Handset subsidy costs	516.0	440.6	128.7	102.6
Selling and marketing	292.8	298.9	71.9	77.8
Costs per statement of operations	808.8	739.5	200.6	180.4
Less: costs unrelated to initial customer acquisition	(299.0)	(241.6)	(62.0)	(52.4)
Customer acquisition costs	$509.8	$497.9	$138.6	$128.0

Cost per Gross Add	$559	$435	$729	$455

Nextel Argentina

	Year Ended December 31,		Three Months Ended December 31,
	2013	2012	2013	2012
	(unaudited)
Handset and accessory revenues	$60.9	$48.4	$15.6	$12.8
Less: cost of handset and accessory sales	90.9	79.6	23.1	20.2
Handset subsidy costs	30.0	31.2	7.5	7.4
Selling and marketing	61.6	68.7	16.5	17.8
Costs per statement of operations	91.6	99.9	24.0	25.2
Less: costs unrelated to initial customer acquisition	(3.6)	(4.6)	(0.6)	(1.0)
Customer acquisition costs	$88.0	$95.3	$23.4	$24.2

Cost per Gross Add	$84	$118	$83	$107

Net Debt

Net debt represents total debt less cash, cash equivalents, short-term and long-term investments and restricted cash. Net debt is not a measurement under accounting principles generally accepted in the United States, may not be similar to net debt measures of other companies and should be considered in addition to, but not as a substitute for, the information contained in our balance sheets. We believe that net debt provides useful information concerning our liquidity and leverage. Net debt as of December 31, 2013 can be calculated as follows (in millions):

NII Holdings, Inc.
Total debt	$5,793.5
Add: debt discounts	10.7
Less: cash and cash equivalents	1,733.8
Less: short-term investments	585.8
Less: long-term investments	31.3
Less: restricted cash	91.3
Net debt	$3,362.0

Impact of Foreign Currency Fluctuations
The following table shows the impact of changes in foreign currency exchange rates on certain financial measures for the twelve and three months ended December 31, 2013 compared to the same period in 2012 by (i) adjusting the relevant measures for the twelve and three months ended December 31, 2012 to levels that would have resulted if the average foreign currency exchange rates for the twelve and three months ended December 31, 2012 were the same as the average foreign currency exchange rates that were in effect for the twelve and three months ended December 31, 2013; and (ii) comparing the actual and adjusted financial measures for the twelve and three months ended December 31, 2012 to the similar financial measures for the twelve and three months ended December 31, 2012 to show the percentage change in those measures before and after taking those adjustments into account. The amounts reflected in the following table for operating income before depreciation and amortization on a consolidated basis and segment earnings for Nextel Brazil, Nextel Mexico and Nextel Argentina, before the adjustments for changes in foreign currency exchange rates, are based on the calculations contained elsewhere in these non-GAAP reconciliations for the twelve and three months ended December 31, 2013 and 2012. The average foreign currency exchange rates for each of the relevant currencies during each of the twelve and three months ended December 31, 2013 and 2012 are included in the notes to the table below. The information reflected in the following table is not a measurement under accounting principles generally accepted in the United States and should be considered in addition to, but not as a substitute for, the information contained in our statements of operations. We believe that these calculations provide useful information concerning our relative performance for the twelve and three months ended December 31, 2013 compared to the same period in 2012 by removing the impact of the significant difference in the average foreign currency exchange rates in effect for those periods.

NII Holdings, Inc.
(dollars in thousands)

	Year Ended December 31,
	YTD 2012 Actual	YTD 2012 Adjustment (1)	YTD 2012 Normalized (1)	YTD 2013 Actual	YTD 2012 to YTD 2013 Actual Growth Rate (2)	YTD 2012 to YTD 2013 Normalized Growth Rate (3)

Consolidated:
Operating revenues	$5,743,122	$(338,211)	$5,404,911	$4,772,564	(17)%	(12)%
Adjusted operating income before depreciation and amortization	953,933	(73,282)	880,651	324,319	(66)%	(63)%
Nextel Brazil:
Operating revenues	$2,902,350	$(286,383)	$2,615,967	$2,208,034	(24)%	(16)%
Segment earnings	674,632	(95,670)	578,962	311,129	(54)%	(46)%
Nextel Mexico:
Operating revenues	$2,109,573	$64,630	$2,174,203	$1,872,697	(11)%	(14)%
Segment earnings	561,059	20,480	581,539	179,896	(68)%	(69)%
Nextel Argentina:
Operating revenues	$685,201	$(115,456)	$569,745	$636,448	(7)%	12%
Segment earnings	180,956	(55,773)	125,183	179,418	(1)%	43%

NII Holdings, Inc.
(dollars in thousands)

	Three Months Ended December 31,
	4Q 2012 Actual	4Q 2012 Adjustment (1)	4Q 2012 Normalized (1)	4Q 2013 Actual	4Q 2012 to 4Q 2013 Actual Growth Rate (2)	4Q 2012 to 4Q 2013 Normalized Growth Rate (3)

Consolidated:
Operating revenues	$1,381,971	$(104,753)	$1,277,218	$1,080,900	(22)%	(15)%
Adjusted operating income before depreciation and amortization	140,718	(12,131)	128,587	(56,039)	(140)%	(144)%
Nextel Brazil:
Operating revenues	$672,340	$(64,485)	$607,855	$502,566	(25)%	(17)%
Segment earnings	90,274	(14,059)	76,215	3,632	(96)%	(95)%
Nextel Mexico:
Operating revenues	$520,788	$(3,065)	$517,723	$413,963	(21)%	(20)%
Segment earnings	115,922	(947)	114,975	7,142	(94)%	(94)%
Nextel Argentina:
Operating revenues	$173,048	$(36,000)	$137,048	$147,293	(15)%	7%
Segment earnings	48,914	(17,337)	31,577	48,729	—	54%

(1)
The "4Q 2012 Normalized" and "YTD 2012 Normalized" amounts reflect the impact of applying the average foreign currency exchange rates for the twelve and three months ended December 31, 2013 to the operating revenues earned in foreign currencies and to the other components of each of the actual financial measures shown above for the twelve and three months ended December 31, 2012, other than certain components of those measures consisting of U.S. dollar-based operating expenses, which were not adjusted. The amounts included under the columns "4Q 2012 Adjustment" and "YTD 2012 Adjustment" reflect the amount determined by subtracting the "4Q 2012 Normalized" and "YTD 2012 Normalized" amounts calculated as described in the preceding sentence from the "4Q 2012 Actual" and "YTD 2012 Actual" amounts and reflect the impact of the year-over-year change in the average foreign currency exchange rates on each of the financial measures for the twelve and three months ended December 31, 2012. The average foreign currency exchange rates for each of the relevant currencies during the twelve and three months ended December 31, 2013 and 2012 for purposes of these calculations were as follows:

	Year Ended December 31,		Three Months Ended December 31,
	2013	2012	2013	2012
Brazilian real	2.16	1.95	2.28	2.06
Mexican peso	12.77	13.17	13.03	12.95
Argentine peso	5.48	4.55	6.06	4.80

(2)
The percentage amounts in these columns reflect the growth rates for each of the financial measures comparing the amounts in the "4Q 2013 Actual" and "YTD 2013 Actual" columns with those in the "4Q 2012 Actual" and "YTD 2012 Actual" columns.

(3)
The percentage amounts in these columns reflect the growth rates for each of the financial measures comparing the amounts in the "4Q 2013 Actual" and "YTD 2013 Actual" columns with those in the "4Q 2012 Normalized" and "YTD 2012 Normalized" columns.